WRL SERIES FUND, INC.
                                ON BEHALF OF THE
                                 BOND PORTFOLIO

              SUPPLEMENT DATED NOVEMBER 6, 1997 TO PROSPECTUS DATED
                    MAY 1, 1997, AS REVISED JUNE 30, 1997 AND
                         SUPPLEMENTED SEPTEMBER 1, 1997

At a meeting of the Board of Directors (the "Board") of the WRL Series Fund, Inc. (the "Fund"), held on June 23, 1997, the Board approved a change of sub-adviser for the Bond Portfolio (the "Portfolio") from Janus Capital Corporation to AEGON USA Investment Management, Inc. ("AIMI"), subject to shareholder approval at a special meeting of shareholders to be held on December 15, 1997 (the "Meeting"). On October 14, 1997, the Board also approved a modification of the Portfolio's investment objective.

The modification to the investment objective simplifies the reference to how the Portfolio plans to achieve its objective.

Effective January 1, 1998, the following changes will be implemented (subject to approval of the change of sub-adviser for the Portfolio by shareholders at the Meeting):


                        SUB-ADVISER:  AEGON USA Investment Management, Inc.
                                      4333 Edgewood Road, N.E.
                                      Cedar Rapids, Iowa 52499

                 PORTFOLIO MANAGERS:  Clifford A. Sheets, CFA, and Jarrell  D.
                                      Frey, CFA, serve as Portfolio Managers of the Bond Portfolio. Mr. Sheets has served as a Portfolio Manager of the Bond Portfolio since January, 1998. Mr. Sheets has been with AIMI since 1990 and is currently an Executive Vice President. Prior to joining AIMI, Mr. Sheets was head of the Fixed Income Management Department of the Trust and Asset Management Group of Bank One, Indianapolis NA. Mr. Frey has served as a Portfolio Manager for the Bond Portfolio since January, 1998. Mr. Frey joined AIMI in 1994 and is currently a Senior Securities Analyst. Prior to joining AIMI, Mr. Frey was employed for five years by Woodmen Accident and Life Company in Lincoln, NE where he analyzed fixed income (both public and private debt offerings) and equity securities.

             INVESTMENT OBJECTIVE:    Seeks the highest possible current income
                                      within the confines of the primary goal of insuring protection of capital.


WRL00180-11/97